UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 28, 2009
SIMON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21878	04-3081657

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 WEST CENTURY BOULEVARD, LOS ANGELES, CA	90045

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (310) 417-4660
No change since last report

(Former Name or Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Simon Worldwide, Inc. (the “Company”), dated December 28, 2009, regarding the appointment of a Special Committee of independent directors to explore alternative courses of action for the Company, including the possible acquisition or combination with one or more operating businesses including the potential acquisition of Ceiva Logic, Inc. by the Company.
The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by Simon Worldwide, Inc., dated December 28, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMON WORLDWIDE, INC.
By:	/s/ Greg Mays
Greg Mays
Chief Executive Officer

Dated: December 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Simon Worldwide, Inc., dated December 28, 2009

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